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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3256

Strong Balanced Fund, Inc., on behalf

of Strong Balanced Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

ANNUAL REPORT    |    December 31, 2004

Item 1.	Reports to Shareholders

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Core

funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Balanced Fund

The Strong Balanced Fund underperformed its broad-based benchmark, the Standard & Poor’s 500 Index (S&P 500) during 2004. During the 12 months ending December 31, 2004, the Fund returned 6.86%, while the S&P 500 returned 10.87%. A balanced benchmark, the 60/40 Balanced Fund Index (which blends a 60% weighting in the S&P 500 with a 40% weighting in the Lehman Brothers Intermediate U.S. Government/Credit Bond Index), returned 7.81% for the same period.

A fourth-quarter breakout

The stock market was stuck in a trading range for much of 2004, failing to generate much positive or negative momentum. Although the economy continued to grow steadily and corporate earnings came in essentially as expected, rising oil prices and concerns about the potential for terrorism weighed on the market.

The market, however, rose sharply following the November 2 presidential election. Investors had been concerned that the election would fail to yield a quick and decisive victory, as happened in 2000. However, the clear-cut result seemed to calm these fears.

The Fund’s fixed-income portion benefited from a better-than-expected backdrop for bonds. Although the Federal Reserve raised short-term interest rates five times between June 30 and December 31, the market widely anticipated the increases, which had only a minimal negative impact on bonds with maturities exceeding five years.

Indeed, the most notable feature of the Treasury bond market in 2004 was the wide divergence between the behavior of short-term and long-term interest rates. Over the course of the year, the yield on 2-Year Treasury notes rose to just over 3.0% versus a level of 1.82% at the end of 2003. The 10-Year Treasury note started 2004 at a 4.25% yield, and finished the year practically unchanged at 4.22%. The yield of the long-term Treasury bond actually declined by 0.25%! While a “flattening” of the yield curve isn’t unusual during a period of tightening monetary policy, it was rather surprising to see long-maturity issues perform so well in the face of persistent short term rate hikes.

Skeptical of pharmaceuticals

The economy’s solid performance continued to benefit the Fund’s holdings in the industrial sector. In addition, the Fund was helped its reduced holdings in large-capitalization pharmaceutical stocks, a stance we took because we believed such companies in faced a number of political as well as self-induced challenges. The Fund also benefited from investments in the Internet sector as well as among lodging companies. In lodging, the Fund gained especially from its position in Starwood Hotels and Resorts, which benefited from a continued recovery in travel-related spending.

We do, however, wish that we had put more of an emphasis on energy stocks early in 2004 when these companies could be bought more cheaply; as oil and natural gas prices soared during the year, these stocks soared with them. We also, in hindsight, would have invested less in technology and health care stocks, neither of which performed well as a group during the year.

Focus on earnings growth and valuation

Following our overall management strategy of looking for companies with attractive valuations, strong earnings growth, and displaying positive fundamental financial momentum, we avoided investing in most large-capitalization drug companies. Although these companies were offering attractive valuations relative to their historic levels, the industry’s fundamentals appeared to be deteriorating and did not, in our opinion, provide compelling investment opportunities. The Fund did own a position in pharmaceutical giant Merck, but we sold all of the portfolio’s remaining shares in the company just days before it announced that the blockbuster drug Vioxx would be pulled from the market because of safety concerns.

We found a more attractive opportunity in UnitedHealth Group, a leading provider of health care benefits. Despite analysts’ expectations to the contrary, this company’s fundamentals continued to improve, even as the company continued to trade at an attractive valuation. This was a strong-performing stock for the Fund during the year.

Although valuation continued to be an important consideration when choosing investments for the Fund, we sometimes looked to other criteria when we believed that companies’ fundamentals were strong enough to make up for a higher-than-desired valuation. Several examples of this were found among Internet companies during the period, most notably Yahoo!, the leading Web portal, and eBay, the largest online auction site. These are two of the best examples of Internet companies which have been successful at obtaining advertising dollars that previously would have gone to “old media” outlets such as magazines, newspapers, and television stations.

Our management approach with the intermediate fixed-income portion of the portfolio was to maximize coupon income. We accomplished this goal by increasing the Fund’s exposure to corporate and mortgage-backed bonds, both of which offer higher interest rates than other types of bonds with comparable maturities.

In addition to extra income, the corporate bond market provided opportunities to capture relative price appreciation. A strong economic environment supported credit fundamentals, which allowed a narrowing of the “risk premium” versus Treasury yields. The market for mortgage-backed securities also performed well as the relative stability in intermediate rates allayed fears of a significant shift in the rate of prepayments related to refinance activity. All in all it was a pretty good year for investing in fixed income securities despite the steady climb in the Federal Reserve’s overnight rate targets and the Fund’s allocation to bonds served its purposes: diversification, volatility reduction, and income.

New Manager and Fund Reorganization

Effective January 1, 2005, David L. Roberts, CFA, of Wells Capital Management Incorporated began managing the equity portion of the Fund. W. Frank Koster continues to manage the bond portion of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Balanced Fund on or about April 11, 2005.

Thank you for your investment in the Strong Balanced Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth). For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest-rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russel Company via FactSet

Fund Highlights are continued on next page.

Strong Balanced Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index, the 60/40 Balanced Fund Index, and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P Index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

United States Treasury Bills, Notes & Bonds	6.1%
FNMA Notes	3.7%
General Electric Company	3.2%
Exxon Mobil Corporation	2.7%
FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	2.6%
Bank of America Corporation	2.3%
International Business Machines Corporation	1.8%
Microsoft Corporation	1.8%
The Procter & Gamble Company	1.7%
UnitedHealth Group, Inc.	1.6%

Top Ten	27.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	6.86%
5-year	-1.81%
10-year	7.23%
Since Fund Inception (12-30-81)	10.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	5.4%
Oil & Gas — International Integrated	4.4%
Computer Software — Enterprise	2.6%
Computer — Manufacturers	2.5%
Banks — Money Center	2.3%
Telecom — Wireless Equipment	2.3%
Retail — Major Discount Chains	2.2%
Commercial Services — Miscellaneous	1.9%
Finance — Investment Brokers	1.9%
Utility — Electric Power	1.8%

Top Ten	27.3%

Risks: Stock investments should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond investment values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Large Cap Core Fund

The Strong Large Cap Core Fund posted a return of 8.69% for the one-year period ended December 31, 2004. This placed it behind its broad-based benchmark, the Standard and Poor’s 500, which returned 10.87% for the same period.

Investors were often uncertain

For much of the year, the equity markets took a breather after their strong returns in 2003. While there were many signs of economic improvement, there were also significant reasons for concern, including the unresolved conflict in Iraq, the potential for other global conflicts, uneven employment data, and the potential impact of rising interest rates. These factors weighed on the economy and on investor sentiment, keeping returns muted for most of the year.

Investor sentiment began to improve somewhat near the end of May, as the market focused its attention on good news regarding strong corporate profits and new job creation. Fund holdings that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the first half of the year.

When the Federal Reserve acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated. The Fed raised rates four more times before the end of the year, bringing the target rate up to 2.25% from 1.0%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth quarter, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs. The quick resolution to the November elections — unlike the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year.

Factors in our performance

In the first half of the year, the Fund’s energy holdings contributed positively to performance. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

Later in the year, many of the Fund’s gains took place in such cyclical sectors as materials, select technology, and industrial stocks. This was indicative of improving investor sentiment with respect to the sustainability of the economic recovery. We had significant holdings in these areas, including Phelps Dodge and Nucor. Home sales continued to be strong, allowing our investments among homebuilders to make meaningful contributions to our performance. Internet companies eBay and Yahoo! also had a positive impact on our returns.

Equally important to our results, however, was avoiding large investments in major portions of the technology sector (as well as health care) that appeared to us to be overvalued relative to their earnings prospects.

For much of the year, the Fund outpaced its broad-based benchmark. As the equity markets surged ahead in the fourth quarter, we were able to post solid gains, though not at the same rate as the index. Our focus on large capitalization stocks, with a median market capitalization that typically exceeds that of the S&P 500, hurt our results over the year, as smaller-company stocks on the whole outperformed larger-cap stocks.

Looking ahead

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again are paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings appear to be strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Growth and Income Fund, the successor to the Strong Growth and Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Large Cap Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Large Cap Core Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

ConocoPhillips	3.9%
Yahoo! Inc.	3.6%
Citigroup, Inc.	3.5%
Starwood Hotels & Resorts Worldwide, Inc.	3.4%
eBay, Inc.	3.4%
Tyco International, Ltd.	3.4%
NIKE, Inc. Class B	3.3%
American International Group, Inc.	3.3%
Exxon Mobil Corporation	3.0%
Bank of America Corporation	3.0%

Top Ten	33.8%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.69%
5-year	-4.44%
Since Fund Inception (6-30-98)	2.30%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	10.3%
Oil & Gas — International Integrated	8.7%
Banks — Money Center	6.4%
Finance — Investment Brokers	5.1%
Building — Resident/Commercial	4.9%
Telecommunications — Wireless Services	4.7%
Oil & Gas — United States Exploration & Production	4.4%
Internet — Internet Service Provider/Content	3.6%
Leisure — Hotels & Motels	3.4%
Internet — E*Commerce	3.4%

Top Ten	54.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Growth and Income Fund

The Strong Growth and Income Fund Investor Class gained 8.88% during the 12 months ending December 31, 2004. This result lagged the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which rose 10.87% during the same time frame.

A fourth-quarter breakout

The stock market was stuck in a trading range for much of 2004, failing to generate much positive or negative momentum for much of the year. Although the economy continued to grow steadily and corporate earnings came in essentially as expected, rising oil prices and concerns about the potential for terrorism weighed on the market.

The market, however, broke out of this trading range following the November 2 presidential election and rose sharply. Investors had been concerned that the election would fail to yield a quick and decisive victory, as happened in 2000. However, the clear-cut result seemed to calm these fears. Many investors most likely also saw the re-election of President Bush as an indication that investor-friendly policies such as lower dividend and capital gains tax rates were likely to continue.

Skeptical of pharmaceuticals

The economy’s solid performance continued to benefit the Fund’s holdings in the industrial sector. In addition, the Fund was helped by our decision to under-represent the portfolio in large-capitalization pharmaceutical stocks, a stance we took because we believed companies in the sector faced a number of political as well as self-induced challenges. The Fund also benefited from investments in the Internet sector as well as among lodging companies. In lodging, the Fund gained especially from its position in Starwood Hotels and Resorts Worldwide, Inc., which rose as business and leisure travel continued to rebound from its long slump in past years.

We do, however, wish that we had put more of an emphasis on energy stocks early in 2004 when these companies could be bought more cheaply; as oil and natural gas prices soared during the year, these stocks soared with them. We also, in hindsight, would have invested less in technology and health care stocks, neither of which performed well as a group during the year.

Focus on earnings growth and valuation

Our management approach during the period included a focus on screening techniques designed to uncover stocks displaying strong earnings growth and trading at attractive valuations. In other words, we were looking for companies with solid potential but that were not yet fully exploiting it. This process included an analysis of each company’s end market, competitive environment, and ability to meet or exceed stated financial goals.

Following our overall management strategy of looking for companies with attractive valuations and displaying positive fundamental financial momentum, we avoided investing in most large-capitalization drug companies. Although these companies were offering attractive valuations relative to their historic levels, the industry’s fundamentals appeared to be deteriorating and did not, in our opinion, provide compelling investment opportunities. The Fund did own a position in pharmaceutical giant Merck, but we sold all of the portfolio’s remaining shares in the company before it announced that the blockbuster drug Vioxx would be pulled from the market because of safety concerns.

We found a more attractive opportunity in the health care sector in UnitedHealth Group, a leading provider of health care benefits. Despite analysts’ expectations to the contrary, this company’s fundamentals continued to improve, even as the company continued to trade at an attractive valuation. This was a strong-performing stock for the Fund during the year.

Although valuation continued to be an important consideration when choosing investments for the Fund, we sometimes looked to other criteria when we believed that companies’ fundamentals were particularly strong enough to make up for a higher-than-desired valuation. Several examples of this were found among Internet companies during the period, most notably Yahoo!, the leading Web portal, and eBay, the largest online auction site. These are two of the best examples of Internet companies who have been successful at obtaining advertising dollars that previously would have gone to “old media” outlets such as magazines, newspapers, and television stations.

New Manager and Fund Reorganization

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Growth and Income Fund, the successor to the Strong Growth and Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Growth and Income Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Growth and Income Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

General Electric Company	5.0%
Exxon Mobil Corporation	4.2%
Bank of America Corporation	3.4%
The Procter & Gamble Company	2.9%
Microsoft Corporation	2.9%
Tyco International, Ltd.	2.8%
UnitedHealth Group, Inc.	2.6%
eBay, Inc.	2.3%
Yahoo! Inc.	2.3%
The Goldman Sachs Group, Inc.	2.3%

Top Ten	30.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.88%
5-year	-5.35%
Since Fund Inception (12-29-95)	9.68%

Institutional Class[1,2]
1-year	9.59%
5-year	-4.75%
Since Fund Inception (12-29-95)	10.06%

Advisor Class[1,3]
1-year	8.85%
5-year	-5.40%
Since Fund Inception (12-29-95)	9.53%

Class K1, 4
1-year	9.35%
5-year	-5.11%
Since Fund Inception (12-29-95)	9.83%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Institutional Class shares.

[3]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[4]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	9.0%
Oil & Gas — International Integrated	7.0%
Banks — Money Center	4.0%
Computer — Manufacturers	3.8%
Telecom — Wireless Equipment	3.6%
Internet — Internet Service Provider/Content	3.6%
Retail — Major Discount Chains	3.5%
Finance — Investment Brokers	3.4%
Commercial Services — Miscellaneous	3.0%
Leisure — Hotels & Motels	3.0%

Top Ten	43.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Opportunity Fund

Continuing the previous year’s bull market, the U.S. stock market posted another positive year in 2004. The Strong Opportunity Fund’s Investor Class shares gained 17.62% for the 12 months ending December 31, 2004. This result trailed that of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 20.22% during the same period.

A growing economy and higher rates

Strong consumer spending continued to carry the economy during 2004, while corporate spending gradually strengthened. The Federal Reserve continued to raise interest rates gradually during the period — exemplifying its confidence in the economy’s underlying strength. The Fed initiated five separate quarter-percentage-point rate hikes between June 30 and the end of the year.

We positioned the Strong Opportunity Fund with an expectation for higher rates and an aggressive economic recovery in 2004. The market rose only modestly for the first two-thirds of the year as a result of uncertainty surrounding the expected outcome of the U.S. presidential election along with rising energy costs. However, in the year’s fourth quarter, after the decisive election results and the relief in energy prices, the stock market rallied and ended the year on a very positive note.

Choosing stocks for the portfolio

The Strong Opportunity Fund uses a private market methodology in building its portfolio of securities. In other words, our investment process leads us to evaluate companies’ competitive strengths, assets, and financial position. We synthesize this information in an attempt to gauge the value an independent buyer would pay for the entire company, and then we look for stocks to buy that are trading at a discount to that value.

This process served us well in 2004 as it attracted us to luxury goods retailers, whose upscale clientele was, compared to lower-income customers, relatively unaffected by higher energy prices and sluggish employment growth. Upper-income shoppers were also buoyed by a second consecutive year of healthy stock market returns and a strong economy and housing market. Luxury retailers gave their customers a reason to shop in their stores by providing a strong representation of unique and wide assortments of fashions. We invested in luxury retailer Nordstrom, which through its differentiated business model emphasizing customer service, was well positioned to take advantage of the continued momentum in high-end spending. In 2004, Nordstrom enjoyed its second straight year of strong sales growth. In addition, the company’s focus on expense management and significant upgrades to its inventory and sales systems led to strong operating margins, record profits, and 2004 earnings estimates expected to rise by more than 50%. The increased profitability helped Nordstrom’s stock rise 36% during the year.

The portfolio also was overweighted compared to the benchmark in media stocks because we expected a faster-growing economy to generate higher advertising and broadcasting revenues. Based on this belief, we invested in Tribune Company for its exposure to both the advertising and the broadcasting markets. The newspaper group (Tribune included) faced questions about the accuracy of their circulation data and had to suffer the consequences of having fewer subscribers to sell to their advertisers. Finally, widely expected rule changes from the FCC that would help further deregulate the whole media industry failed to come through in 2004. The questions concerned investors, who wondered whether other media outlets also were providing inaccurate reporting statistics, as a smaller readership would translate into reduced advertising revenues. Despite a challenging year for Tribune, we have maintained the portfolio’s investments in the media sector, which appears favorably positioned for 2005.

What lies ahead?

Our outlook for 2005 depends on several factors, including the pressure of inflation, the dollar’s resilience to large trade and fiscal deficits, and the need for more rapid economic growth from countries outside of the United States. Consumer spending is starting to drop off slightly, but we expect that increased corporate spending and lower fuel costs should support the continued economic recovery.

The Fund is expected to reorganize into the Wells Fargo Advantage Opportunity Fund, the successor to the Strong Opportunity Fund, on or about April 11, 2005.

We appreciate your trust in our investment expertise and are committed to providing you with positive long-term performance. Best wishes for a happy, healthy, and profitable 2005.

Richard T.Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Opportunity Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Weatherford International, Ltd.	2.5%
GlobalSantaFe Corporation	2.1%
Praxair, Inc.	1.8%
Apache Corporation	1.8%
Molex, Inc.	1.7%
Waters Corporation	1.7%
Nordstrom, Inc.	1.6%
Comcast Corporation	1.6%
Barrick Gold Corporation	1.6%
XL Capital, Ltd.	1.5%

Top Ten	17.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	17.62%
5-year	4.07%
10-year	13.31%
Since Fund Inception (12-31-85)	15.23%

Advisor Class[1,2]
1-year	17.39%
5-year	3.82%
10-year	13.01%
Since Fund Inception (12-31-85)	14.89%

Class K1, 3
1-year	17.86%
5-year	4.18%
10-year	13.38%
Since Fund Inception (12-31-85)	15.26%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-24-00, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[3]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Media — Cable TV	4.2%
Computer — IT Services	3.6%
Insurance — Property/Casualty/Title	3.6%
Oil & Gas — Drilling	3.5%
Oil & Gas — United States Exploration & Production	3.3%
Retail — Clothing/Shoes	3.0%
Electronics — Miscellaneous Components	3.0%
Finance — Index Tracking Funds	2.8%
Auto/Truck — Original Equipment	2.7%
Medical — Biomedical/Biotechnology	2.6%

Top Ten	32.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to medium-company risk. Consult the Fund’s prospectus for additional information on this and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual—Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical—Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

(continued on next page)

YOUR FUND’S EXPENSES (Continued)	December 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Balanced Fund	Investor	1.27%	$1,000.00	$1,052.90	$6.55	$1,018.75	$6.44
Strong Large Cap Core Fund	Investor	1.90%	$1,000.00	$1,059.40	$9.84	$1,015.58	$9.63
Strong Growth and Income Fund	Investor	1.34%	$1,000.00	$1,062.70	$6.95	$1,018.40	$6.80
	Institutional	0.79%	$1,000.00	$1,066.00	$4.10	$1,021.17	$4.01
	Advisor	1.43%	$1,000.00	$1,062.60	$7.41	$1,017.95	$7.25
	K	0.89%	$1,000.00	$1,065.50	$4.62	$1,020.66	$4.52
Strong Opportunity Fund	Investor	1.34%	$1,000.00	$1,087.70	$7.03	$1,018.40	$6.80
	Advisor	1.58%	$1,000.00	$1,086.50	$8.29	$1,017.19	$8.01
	K	1.15%	$1,000.00	$1,088.90	$6.04	$1,019.36	$5.84

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 64.5%
Aerospace - Defense 1.3%
General Dynamics Corporation	9,300	$972,780
Northrop Grumman Corporation	18,500	1,005,660

		1,978,440
Aerospace - Defense Equipment 0.3%
Goodrich Corporation	15,500	505,920
Banks - Money Center 2.3%
Bank of America Corporation	66,500	3,124,835
J.P. Morgan Chase & Company	13,416	523,358

		3,648,193
Banks - Super Regional 1.1%
U.S. Bancorp	52,100	1,631,772
Building - Resident/Commercial 0.9%
Toll Brothers, Inc. (b)	19,500	1,337,895
Chemicals - Basic 1.2%
The Dow Chemical Company	36,400	1,802,164
Commercial Services - Miscellaneous 1.9%
Automatic Data Processing, Inc.	32,500	1,441,375
Paychex, Inc.	45,800	1,560,864

		3,002,239
Computer - Data Storage 0.8%
EMC Corporation (b)	79,700	1,185,139
Computer - IT Services 1.8%
International Business Machines Corporation	28,900	2,848,962
Computer - Manufacturers 2.5%
Apple Computer, Inc. (b)	35,300	2,273,320
Dell, Inc. (b)	37,400	1,576,036

		3,849,356
Computer - Peripheral Equipment 0.9%
Synaptics, Inc. (b) (g)	46,500	1,421,970
Computer Software - Desktop 1.8%
Microsoft Corporation	103,800	2,772,498
Computer Software - Enterprise 2.6%
Mercury Interactive Corporation (b)	34,900	1,589,695
SAP AG Sponsored ADR (g)	53,600	2,369,656

		3,959,351
Cosmetics - Personal Care 1.7%
The Procter & Gamble Company	47,200	2,599,776
Diversified Operations 5.4%
General Electric Company	137,400	5,015,100
Tyco International, Ltd.	64,500	2,305,230
United Technologies Corporation	10,800	1,116,180

		8,436,510
Electronics - Scientific Measuring 0.7%
Danaher Corporation (g)	19,500	1,119,495
Electronics - Semiconductor Manufacturing 1.1%
Intel Corporation	27,100	633,869
Maxim Integrated Products, Inc.	23,800	1,008,882

		1,642,751
Finance - Equity REIT 0.4%
Vornado Realty Trust	7,900	601,427
Finance - Investment Brokers 1.9%
The Goldman Sachs Group, Inc.	19,800	$2,059,992
Morgan Stanley	16,700	927,184

		2,987,176
Finance - Investment Management 0.4%
Franklin Resources, Inc.	10,000	696,500
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 0.5%
Semiconductor Holders Trust (g)	24,300	810,648
Finance - Savings & Loan 0.4%
Golden West Financial Corporation	9,400	577,348
Financial Services - Miscellaneous 0.7%
American Express Company	18,400	1,037,208
Insurance - Property/Casualty/Title 0.9%
The Allstate Corporation	27,000	1,396,440
Internet - Content 1.8%
Google, Inc. Class A (b) (g)	4,600	888,260
Yahoo! Inc. (b)	50,000	1,884,000

		2,772,260
Internet - E*Commerce 1.5%
eBay, Inc. (b)	19,800	2,302,344
Leisure - Hotels & Motels 1.8%
Marriott International, Inc. Class A	20,100	1,265,898
Starwood Hotels & Resorts Worldwide, Inc.	26,200	1,530,080

		2,795,978
Machinery - General Industrial 1.1%
Ingersoll-Rand Company Class A	20,800	1,670,240
Media - Books 0.5%
McGraw-Hill, Inc.	9,200	842,168
Medical - Biomedical/Biotechnology 1.7%
Amgen, Inc. (b)	21,900	1,404,885
Gilead Sciences, Inc. (b)	33,600	1,175,664

		2,580,549
Medical - Drug/Diversified 1.2%
Johnson & Johnson	28,500	1,807,470
Medical - Ethical Drugs 0.7%
Schering-Plough Corporation	53,100	1,108,728
Medical - Health Maintenance Organizations 1.6%
UnitedHealth Group, Inc.	28,900	2,544,067
Medical - Products 1.4%
St. Jude Medical, Inc. (b)	26,800	1,123,724
Zimmer Holdings, Inc. (b)	13,100	1,049,572

		2,173,296
Medical/Dental - Services 0.6%
Quest Diagnostics, Inc. (g)	9,700	926,835
Oil & Gas - Field Services 1.3%
Halliburton Company	53,100	2,083,644

STRONG BALANCED FUND (Continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Integrated 4.4%
ChevronTexaco Corporation	27,200	$1,428,272
ConocoPhillips	14,200	1,232,986
Exxon Mobil Corporation	82,100	4,208,446

		6,869,704
Oil & Gas - Machinery/Equipment 0.7%
Baker Hughes, Inc.	24,800	1,058,216
Oil & Gas - United States Exploration & Production 0.8%
Anadarko Petroleum Corporation	9,700	628,657
Occidental Petroleum Corporation	9,400	548,584

		1,177,241
Retail - Major Discount Chains 2.2%
Target Corporation	27,600	1,433,268
Wal-Mart Stores, Inc.	36,000	1,901,520

		3,334,788
Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.	40,300	1,722,422
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc.	17,000	573,070
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	550,500	2,069,880
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	123,400	1,933,678
QUALCOMM, Inc.	37,400	1,585,760
		3,519,438
Transportation - Air Freight 0.8%
FedEx Corporation	12,000	1,181,880
Utility - Electric Power 1.8%
Entergy Corporation	24,600	1,662,714
Exelon Corporation	27,300	1,203,111

		2,865,825

Total Common Stocks (Cost $83,435,845)		99,829,221

Corporate Bonds 12.0%
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (b) (f)	$3,700,000	18,500
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14	250,000	247,601
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	400,000	463,925
Bellsouth Corporation Notes, 4.75%, Due 11/15/12	285,000	287,217
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	229,841
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	108,344
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	100,000	119,045
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	594,835
Citizens Communications Company Notes, 9.25%, Due 5/15/11	150,000	176,250
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10 (g)	250,000	268,284
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07 (g)	1,000,000	1,024,000
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11	$200,000	$194,716
Cox Communications, Inc. Notes, 4.625%, Due 1/15/10 (d)	515,000	514,383
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	200,000	205,084
6.50%, Due 1/15/12	250,000	278,642
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	99,872
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	230,905
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	200,000	226,821
Encana Corporation Yankee Notes, 4.60%, Due 8/15/09 (g)	285,000	290,656
EOP Operating LP Notes, 6.75%, Due 2/15/12	350,000	390,174
European Investment Bank Yankee Notes (g):
3.00%, Due 6/16/08	290,000	287,766
4.625%, Due 3/01/07	500,000	513,596
FedEx Corporation Notes, 2.65%, Due 4/01/07	245,000	240,089
FirstEnergy Corporation Notes, 6.45%, Due 11/15/11 (g)	150,000	163,198
Ford Motor Credit Company Notes (g):
6.50%, Due 1/25/07	250,000	260,086
7.00%, Due 10/01/13	300,000	318,561
France Telecom SA Yankee Notes, 8.50%, Due 3/01/11	350,000	418,030
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	525,033
6.50%, Due 12/10/07 (g)	250,000	269,572
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	379,679
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14	275,000	279,188
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12 (g)	100,000	118,758
Harrah’s Operating, Inc. Guaranteed Senior Notes, 5.50%, Due 7/01/10	220,000	227,996
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	418,824
Hutchison Whampoa International, Ltd.
Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	200,000	211,058
JP Morgan Chase & Company Subordinated Notes:
5.125%, Due 9/15/14	545,000	549,616
6.625%, Due 3/15/12	300,000	336,282
KB Home Senior Notes, 5.75%, Due 2/01/14	295,000	293,525
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13 (g)	305,000	314,347
Kroger Company Notes, 6.75%, Due 4/15/12 (g)	100,000	113,071
M&T Bank Corporation Floating Rate
Subordinated Notes, 3.85%, Due 4/01/13 (d)	250,000	247,572
Merrill Lynch & Company, Inc.
Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07 (g)	200,000	202,124

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Notes, 5.80%, Due 4/01/07	$500,000	$524,461
Motorola, Inc. Notes, 7.625%, Due 11/15/10 (g)	150,000	174,204
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07	300,000	318,519
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	267,851
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	222,830
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	481,915
Pemex Project Funding Master Trust Notes, 7.375%, Due 12/15/14	150,000	167,100
Plains All American Pipeline LP Senior Notes, 5.625%, Due 12/15/13	150,000	154,561
Preferred Term Securities XV Variable Rate Yankee Notes, 4.0713%, Due 9/26/34 (d)	265,000	265,000
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,112
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	212,302
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	300,630
SBC Communications, Inc. Notes, 5.10%, Due 9/15/14	200,000	202,242
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	204,858
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	526,009
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	195,000	216,206
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	150,000	163,065
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	206,984
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13 (g)	150,000	146,863
Tyco International Group SA Guaranteed Yankee Notes, 6.00%, Due 11/15/13	120,000	130,962
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	321,132
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	200,000	227,300
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13 (g)	300,000	292,835

Total Corporate Bonds (Cost $19,068,440)		18,634,007

Non-Agency Mortgage & Asset-Backed Securities 5.5%
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	534,062	551,661
Bear Stearns Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2004-T16, Class A5, 4.60%, Due 2/13/46	875,000	866,250
Citigroup Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-HYB4,Class A-IA, 2.75%, Due 12/25/34	615,000	615,000
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	$967,746	$968,597
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.6925%, Due 2/15/34	923,407	924,273
CWABS, Inc. Variable Rate Revolving Home Equity Loan Asset-Backed Notes:
Series 2002-C, Class A, 2.6425%, Due 5/15/28	319,034	319,410
Series 2004-Q, Class 2A, 2.5172%, Due 12/15/33	520,000	520,548
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A2, 5.09%, Due 5/15/41	475,000	491,953
LB-UBS Commercial Mortgage Trust Pass-Thru Certificates, Series 2004-C7,Class A6, 4.786%, Due 10/15/29	1,095,000	1,091,065
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.6375%, Due 11/25/34	645,534	645,534
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 2.5675%, Due 9/25/20	325,741	325,751
Terwin Mortgage Trust Variable Rate Asset-Backed Certificates, Series 2004-21HE,Class 1-A1, 2.63%, Due 12/25/34	435,000	435,272
USAA Auto Owner Trust Asset-Backed Notes, Series 2004-3, Class A-2, 2.79%, Due 6/15/07	560,000	558,895
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	202,824	203,590

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $8,498,097)		8,517,799

United States Government & Agency Issues 14.8%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, Series T-59, Class 2A1, 4.103%, Due 10/25/43	499,350	509,646
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.1189%, Due 7/25/43	428,212	435,435
FHLMC Notes (c):
5.50%, Due 7/15/06	150,000	155,285
5.75%, Due 3/15/09	1,115,000	1,202,608
FHLMC Participation Certificates:
5.00%, Due 8/01/19	860,254	874,312
8.00%, Due 3/01/16	307,843	327,468
10.25%, Due 3/01/15	18,656	20,527
10.50%, Due 1/01/16	3,400	3,840
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,038,909	2,137,093
FNMA Guaranteed Mortgage Pass-Thru Certificates, 5.00%, Due 12/01/18	459,737	467,679
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	588,430	650,950

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, 4.75%, Due 12/25/42	$710,000	$711,985
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series G92-61,Class FJ, 3.06%, Due 10/25/22	47,911	48,015
FNMA Notes:
2.875%, Due 5/19/08	575,000	561,937
3.25%, Due 8/15/08	925,000	913,579
4.375%, Due 10/15/06 (c)	200,000	204,083
5.25%, Due 6/15/06	1,500,000	1,544,777
5.50%, Due 2/15/06	1,360,000	1,396,660
5.75%, Due 2/15/08	1,000,000	1,065,952
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	140,801	144,978
United States Treasury Bonds, 7.25%, Due 5/15/16 (g)	1,265,000	1,583,820
United States Treasury Notes (g):
2.25%, Due 2/15/07	250,000	245,840
3.125%, Due 5/15/07	495,000	494,903
3.50%, Due 11/15/09	3,545,000	3,529,494
4.25%, Due 11/15/14	1,325,000	1,328,882
10.375%, Due 11/15/12	1,985,000	2,367,269

Total United States Government & Agency Issues (Cost $22,889,984)		22,927,017

Short-Term Investments (a) 12.5%
Collateral Received for Securities Lending 9.3%
Navigator Prime Portfolio	14,451,839	14,451,839
Corporate Bonds 1.2%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	302,787
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	113,739
Ford Motor Credit Company Notes, 7.60%, Due 8/01/05	160,000	163,757
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	251,597
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	205,933
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	354,866
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	316,176
Pioneer National Resources Company Senior Notes, 8.875%, Due 4/15/05	200,000	203,089

		1,911,944

Repurchase Agreements (e) 2.0%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $2,100,376); Collateralized by: United States Government & Agency Issues	2,100,000	2,100,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,019,072); Collateralized by: United States Government & Agency Issues	1,019,000	1,019,000

		3,119,000
United States Government & Agency Issues 0.0%
United States Treasury Bills, Due 2/24/05 (c)	$50,000	$49,858

Total Short-Term Investments (Cost $19,511,100)		19,532,641

Total Investments in Securities (Cost $153,403,466) 109.3%		169,440,685
Other Assets and Liabilities, Net (9.3%)		(14,466,679)

Net Assets 100.0%		$154,974,006

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
5 Ten-Year U.S. Treasury Notes	3/05	$559,688	$5,213

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 91.4%
Apparel - Shoes & Related Manufacturing 3.3%
NIKE, Inc. Class B	1,600	$145,104
Banks - Money Center 6.4%
Bank of America Corporation	2,800	131,572
Citigroup, Inc.	3,200	154,176

		285,748
Banks - Super Regional 2.8%
U.S. Bancorp	4,000	125,280
Building - Construction Products/ Miscellaneous 2.0%
Masco Corporation	2,400	87,672
Building - Resident/Commercial 4.9%
D.R. Horton, Inc.	2,850	114,884
Standard Pacific Corporation	1,600	102,624

		217,508
Computer Software - Desktop 2.5%
Microsoft Corporation	4,100	109,511
Cosmetics - Personal Care 2.1%
The Procter & Gamble Company	1,700	93,636
Diversified Operations 10.3%
Emerson Electric Company	1,500	105,150
General Electric Company	3,200	116,800
Tyco International, Ltd.	4,200	150,108
United Technologies Corporation	800	82,680

		454,738
Finance - Investment Brokers 5.1%
The Goldman Sachs Group, Inc.	1,100	114,444
Lehman Brothers Holdings, Inc.	1,300	113,724

		228,168
Insurance - Diversified 3.3%
American International Group, Inc.	2,200	144,474
Internet - Content 3.6%
Yahoo! Inc. (b)	4,200	158,256

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Internet - E*Commerce 3.4%
eBay, Inc. (b)	1,300	$151,164
Leisure - Hotels & Motels 3.4%
Starwood Hotels & Resorts Worldwide, Inc.	2,600	151,840
Metal Ores - Miscellaneous 2.2%
Phelps Dodge Corporation	1,000	98,920
Oil & Gas - Drilling 2.6%
Transocean, Inc. (b)	2,700	114,453
Oil & Gas - International Integrated 8.7%
ChevronTexaco Corporation	1,500	78,765
ConocoPhillips	2,000	173,660
Exxon Mobil Corporation	2,600	133,276

		385,701
Oil & Gas - United States Exploration & Production 4.4%
Devon Energy Corporation	2,800	108,976
Occidental Petroleum Corporation	1,500	87,540

		196,516
Retail - Drug Stores 2.0%
Walgreen Company	2,300	88,251
Retail - Major Discount Chains 2.0%
Target Corporation	1,700	88,281
Retail - Restaurants 2.5%
McDonald’s Corporation	3,500	112,210
Steel - Producers 2.4%
Nucor Corporation	2,000	104,680
Telecommunications - Wireless Equipment 2.3%
QUALCOMM, Inc.	2,400	101,760
Telecommunications - Wireless Services 4.7%
America Movil ADR Series L	2,100	109,935
Mobile Telesystems Sponsored ADR	700	96,957

		206,892
Tobacco 2.1%
Altria Group, Inc.	1,500	91,650
Transportation - Air Freight 2.4%
FedEx Corporation	1,100	108,339

Total Common Stocks (Cost $3,382,348)		4,050,752

Short-Term Investments (a) 8.4%
Repurchase Agreements (e)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $370,926); Collateralized by: United States Government & Agency Issues	$370,900	370,900

Total Short-Term Investments (Cost $370,900)		370,900

Total Investments in Securities (Cost $3,753,248) 99.8%		4,421,652
Other Assets and Liabilities, Net 0.2%		8,316

Net Assets 100.0%		$4,429,968

STRONG GROWTH AND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Aerospace - Defense 2.1%
General Dynamics Corporation	56,100	$5,868,060
Northrop Grumman Corporation	100,300	5,452,308

		11,320,368
Aerospace - Defense Equipment 0.6%
Goodrich Corporation	93,100	3,038,784
Banks - Money Center 4.0%
Bank of America Corporation	387,000	18,185,130
J.P. Morgan Chase & Company	71,424	2,786,250

		20,971,380
Banks - Super Regional 1.6%
U.S. Bancorp	272,800	8,544,096
Building - Resident/Commercial 1.3%
Toll Brothers, Inc. (b)	101,800	6,984,498
Chemicals - Basic 1.8%
The Dow Chemical Company	190,500	9,431,655
Commercial Services - Miscellaneous 3.0%
Automatic Data Processing, Inc.	170,500	7,561,675
Paychex, Inc.	240,300	8,189,424

		15,751,099
Computer - Data Storage 1.5%
EMC Corporation (b)	541,400	8,050,618
Computer - IT Services 2.0%
International Business Machines Corporation	108,700	10,715,646
Computer - Manufacturers 3.8%
Apple Computer, Inc. (b)	186,600	12,017,040
Dell, Inc. (b)	195,800	8,251,012

		20,268,052
Computer Software - Desktop 2.9%
Microsoft Corporation	564,500	15,077,795
Computer Software - Enterprise 1.6%
Mercury Interactive Corporation (b)	182,900	8,331,095
Cosmetics - Personal Care 2.9%
The Procter & Gamble Company	276,600	15,235,128
Diversified Operations 9.0%
General Electric Company	726,600	26,520,900
Tyco International, Ltd.	418,800	14,967,912
United Technologies Corporation	56,200	5,808,270

		47,297,082
Electronics - Scientific Measuring 1.1%
Danaher Corporation	102,400	5,878,784
Electronics - Semiconductor Manufacturing 2.1%
Intel Corporation	238,300	5,573,837
Maxim Integrated Products, Inc.	126,000	5,341,140

		10,914,977
Finance - Equity REIT 0.6%
Vornado Realty Trust	43,900	3,342,107

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Investment Brokers 3.4%
The Goldman Sachs Group, Inc.	116,167	$12,086,015
Morgan Stanley	101,400	5,629,728

		17,715,743
Finance - Investment Management 1.1%
Franklin Resources, Inc.	84,900	5,913,285
Finance - Savings & Loan 0.6%
Golden West Financial Corporation	55,800	3,427,236
Financial Services - Miscellaneous 1.2%
American Express Company	111,000	6,257,070
Insurance - Property/Casualty/Title 1.4%
The Allstate Corporation	141,600	7,323,552
Internet - Internet Content 3.6%
Google, Inc. Class A (b)	36,000	6,951,600
Yahoo! Inc. (b)	323,300	12,181,944

		19,133,544
Internet - E*Commerce 2.3%
eBay, Inc. (b)	103,700	12,058,236
Leisure - Hotels & Motels 3.0%
Marriott International, Inc. Class A	121,100	7,626,878
Starwood Hotels & Resorts Worldwide, Inc.	137,100	8,006,640

		15,633,518
Machinery - General Industrial 1.7%
Ingersoll-Rand Company Class A	109,000	8,752,700
Media - Books 0.9%
McGraw-Hill, Inc.	53,900	4,934,006
Medical - Biomedical/Biotechnology 2.9%
Amgen, Inc. (b)	132,400	8,493,460
Gilead Sciences, Inc. (b)	191,200	6,690,088

		15,183,548
Medical - Drug/Diversified 2.1%
Johnson & Johnson	171,500	10,876,530
Medical - Ethical Drugs 1.2%
Schering-Plough Corporation	309,900	6,470,712
Medical - Health Maintenance Organizations 2.6%
UnitedHealth Group, Inc.	156,500	13,776,695
Medical - Products 2.2%
St. Jude Medical, Inc. (b)	140,800	5,903,744
Zimmer Holdings, Inc. (b)	71,000	5,688,520

		11,592,264
Medical/Dental - Services 1.0%
Quest Diagnostics, Inc.	58,000	5,541,900
Oil & Gas - Field Services 2.1%
Halliburton Company	277,700	10,896,948
Oil & Gas - International Integrated 7.0%
ChevronTexaco Corporation	164,000	8,611,640
ConocoPhillips	75,300	6,538,299
Exxon Mobil Corporation	429,900	22,036,674

		37,186,613
Oil & Gas - Machinery/Equipment 1.0%
Baker Hughes, Inc.	130,000	$5,547,100
Oil & Gas - United States Exploration & Production 0.7%
Anadarko Petroleum Corporation	58,600	3,797,866
Retail - Major Discount Chains 3.5%
Target Corporation	160,600	8,339,958
Wal-Mart Stores, Inc.	188,400	9,951,288

		18,291,246
Retail/Wholesale - Building Products 2.0%
The Home Depot, Inc.	242,900	10,381,546
Retail/Wholesale - Office Supplies 0.6%
Staples, Inc.	89,100	3,003,561
Telecommunications - Equipment 2.1%
Lucent Technologies, Inc. (b)	2,914,800	10,959,648
Telecommunications - Wireless Equipment 3.6%
Nokia Corporation Sponsored ADR	645,600	10,116,552
QUALCOMM, Inc.	216,340	9,172,816

		19,289,368
Transportation - Air Freight 1.3%
FedEx Corporation	72,600	7,150,374
Utility - Electric Power 2.9%
Entergy Corporation	129,100	8,725,869
Exelon Corporation	147,800	6,513,546

		15,239,415

Total Common Stocks (Cost $415,545,707)		527,487,388

Warrants 0.0%
Telecommunications - Equipment
Lucent Technologies, Expire 12/10/07 (b)	7,551	11,931

Total Warrants (Cost $0)		11,931

Short-Term Investments (a) 2.2%
Repurchase Agreements (e)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $10,201,828); Collateralized by: United States Government & Agency Issues	$10,200,000	10,200,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,203,485); Collateralized by: United States Government & Agency Issues	1,203,400	1,203,400

Total Short-Term Investments (Cost $11,403,400)		11,403,400

Total Investments in Securities (Cost $426,949,107) 102.1%		538,902,719
Other Assets and Liabilities, Net (2.1%)		(10,891,908)

Net Assets 100.0%		$528,010,811

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 87.3%
Auto/Truck - Original Equipment 2.7%
Eaton Corporation (g)	520,000	$37,627,200
Magna International, Inc. Class A	360,000	29,718,000

		67,345,200
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b) (g)	920,000	38,014,400
Building - Construction Products/ Miscellaneous 1.3%
Mohawk Industries, Inc. (b) (g)	375,000	34,218,750
Building Products - Wood 1.2%
Weyerhaeuser Company (g)	445,000	29,912,900
Chemicals - Specialty 1.8%
Praxair, Inc. (h)	1,060,000	46,799,000
Commercial Services – Advertising 1.4%
The Interpublic Group of Companies, Inc. (b) (g)	2,730,000	36,582,000
Computer - IT Services 3.6%
Accenture, Ltd. Class A (b)	1,090,000	29,430,000
Computer Sciences Corporation (b) (g)	570,000	32,130,900
Unisys Corporation (b) (g)	2,940,000	29,929,200

		91,490,100
Computer - Manufacturers 1.2%
Sun Microsystems, Inc. (b) (g)	5,730,000	30,827,400
Computer - Software Design 1.3%
Cadence Design Systems, Inc. (b) (g)	2,425,000	33,489,250
Computer Software - Desktop 0.7%
Red Hat, Inc. (b)	1,315,000	17,555,250
Computer Software - Enterprise 0.7%
Novell, Inc. (b) (g)	2,695,000	18,191,250
Computer Software - Financial 1.3%
DST Systems, Inc. (b) (g)	625,000	32,575,000
Computer Software - Security 1.3%
VeriSign, Inc. (b) (g)	985,000	33,017,200
Electronics - Contract Manufacturing 1.7%
Flextronics International, Ltd. (b) (g)	920,000	12,714,400
Sanmina-SCI Corporation (b) (g)	3,610,000	30,576,700

		43,291,100
Electronics - Miscellaneous Components 3.0%
Molex, Inc. Class A	1,600,000	42,640,000
Vishay Intertechnology, Inc. (b)	2,160,000	32,443,200

		75,083,200
Electronics - Parts Distributors 1.5%
W.W. Grainger, Inc.	560,000	37,307,200
Electronics - Scientific Measuring 1.7%
Waters Corporation (b)	905,000	42,344,950
Electronics - Semiconductor Manufacturing 1.2%
SanDisk Corporation (b) (g)	1,270,000	31,711,900
Finance - Index Tracking Funds 2.8%
iShares Trust S&P SmallCap 600 Index Fund	220,000	$35,778,600
Standard & Poor’s MidCap 400 Depository Receipts	280,000	33,916,400

		69,695,000
Finance - Investment Brokers 0.6%
Legg Mason, Inc. (g)	225,000	16,483,500
Finance - Investment Management 1.4%
Mellon Financial Corporation	1,120,000	34,843,200
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 0.7%
Biotech HOLDRs Trust (g)	115,000	17,585,800
Financial Services - Miscellaneous 1.3%
Equifax, Inc.	120,000	3,372,000
Fiserv, Inc. (b) (g)	730,000	29,338,700

		32,710,700
Food - Dairy Products 1.4%
Dean Foods Company (b)	1,045,000	34,432,750
Insurance - Property/Casualty/Title 3.6%
ACE, Ltd.(g)	835,000	35,696,250
MGIC Investment Corporation (g)	240,000	16,538,400
XL Capital, Ltd. Class A	500,000	38,825,000

		91,059,650
Internet - Content 1.1%
CNET Networks, Inc. (b) (g)	2,560,000	28,748,800
Internet - E*Commerce 2.0%
Ameritrade Holding Corporation (b) (g)	2,495,000	35,478,900
IAC/InterActiveCorp (b) (g)	565,000	15,605,300

		51,084,200
Media - Cable TV 4.2%
Cablevision Systems New York Group Class A (b) (g)	1,395,000	34,735,500
Comcast Corporation Class A (Non-Voting) (b)	1,220,000	40,064,800
The DIRECTV Group, Inc. (b)	1,910,000	31,973,400

		106,773,700
Media - Newspapers 1.2%
Tribune Company (g)	735,000	30,972,900
Media - Radio/TV 2.5%
Liberty Media Corporation Class A (b)	3,025,000	33,214,500
The E.W. Scripps Company Class A (g)	625,000	30,175,000

		63,389,500
Medical - Biomedical/Biotechnology 2.6%
Genzyme Corporation (b) (g)	615,000	35,713,050
Protein Design Labs, Inc. (b) (g)	1,450,000	29,957,000

		65,670,050
Medical - Systems/Equipment 1.2%
Fisher Scientific International, Inc. (b) (g)	495,000	30,878,100
Medical/Dental - Supplies 0.7%
Bausch & Lomb, Inc. (g)	255,000	16,437,300
Metal Ores - Gold/Silver 1.6%
Barrick Gold Corporation	1,628,000	39,430,160
Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.	315,000	29,194,200

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Drilling 3.5%
ENSCO International, Inc. (g)	1,130,000	$35,866,200
GlobalSantaFe Corporation	1,580,000	52,313,800

		88,180,000
Oil & Gas - International Integrated 1.4%
ConocoPhillips	405,000	35,166,150
Oil & Gas - Machinery/Equipment 2.5%
Weatherford International, Ltd. (b) (g)	1,215,000	62,329,500
Oil & Gas - United States Exploration & Production 3.3%
Apache Corporation	905,000	45,765,850
Devon Energy Corporation	950,000	36,974,000

		82,739,850
Pollution Control - Services 1.4%
Waste Management, Inc.	1,140,000	34,131,600
Retail - Clothing/Shoes 3.0%
Nordstrom, Inc. (g)	860,000	40,187,800
The TJX Companies, Inc.	1,430,000	35,935,900

		76,123,700
Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b) (g)	1,160,000	33,268,800
Retail - Major Discount Chains 1.3%
Target Corporation	625,000	32,456,250
Retail - Restaurants 1.3%
Darden Restaurants, Inc. (g)	1,145,000	31,762,300
Retail - Super/Mini Markets 1.2%
Safeway, Inc. (b)	1,565,000	30,893,100
Retail/Wholesale - Auto Parts 1.4%
AutoNation, Inc. (b) (g)	1,905,000	36,595,050
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (g)	1,000,000	33,710,000
Telecommunications - Services 1.4%
Sprint Corporation	1,435,000	35,659,750
Telecommunications - Wireless Services 1.3%
United States Cellular Corporation (b)	740,000	33,122,400
Transportation - Airline 1.1%
Northwest Airlines Corporation Class A (b) (g)	2,585,000	28,254,050
Utility - Gas Distribution 1.4%
NiSource, Inc. (g)	1,525,000	34,739,500

Total Common Stocks (Cost $1,557,037,060)		2,208,277,560

Call Options Purchased 0.0%
Chemicals - Specialty
Pharmaceutical Index	48,000	835,200

Total Call Options Purchased (Cost $553,440)		835,200

Short-Term Investments (a) 16.9%
Collateral Received for Securities Lending 3.4%
Navigator Prime Portfolio	86,476,263	$86,476,263
Repurchase Agreements (e) 12.9%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $320,157,351); Collateralized by: United States Government & Agency Issues	$320,100,000	320,100,000
States Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $4,986,253); Collateralized by: United States Government & Agency Issues	4,985,900	4,985,900

		325,085,900
United States Government & Agency Issues 0.6%
United States Treasury Bills, Due 1/13/05 (i)	14,400,000	14,392,987

Total Short-Term Investments (Cost $425,954,027)		425,955,150

Total Investments in Securities (Cost $1,983,544,527) 104.2%		2,635,067,910
Other Assets and Liabilities, Net (4.2%)		(106,795,997)

Net Assets 100.0%		$2,528,271,913

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,980	1,139,544
Options closed	(1,000)	(284,493)
Options expired	—	—
Options exercised	(427)	(321,523)

Options outstanding at end of year	553	$533,528

WRITTEN OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Call:
Praxair, Inc. (Strike Price is $35.00. Expiration date is 1/22/05. Premium received is $54,968.)	73	$(67,890)
Put:
Pharmaceutical Index (Strike Price is $300.00. Expiration date is 1/22/05. Premium received is $478,560.)	480	(28,800)

	553	$(96,690)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security. In case of debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the Fund has halted accruing income.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Restricted security.
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	Illiquid security.
(g)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(h)	All or a portion of these securities are held in conjunction with open written option contracts.
(i)	All or a portion of security is pledged as collateral to cover open written option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)
	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $153,403, and $3,753, respectively)	$169,441	$4,422
Receivable for Securities Sold	3	—
Receivable for Fund Shares Sold	16	4
Dividends and Interest Receivable	633	7
Variation Margin Receivable	1	—
Other Assets	16	4

Total Assets	170,110	4,437

Liabilities:
Payable for Fund Shares Redeemed	612	—
Payable Upon Return of Securities on Loan	14,452	—
Accrued Operating Expenses and Other Liabilities	72	7

Total Liabilities	15,136	7

Net Assets	$154,974	$4,430

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$157,687	$4,606
Undistributed Net Investment Income (Loss)	—	—
Accumulated Net Realized Gain (Loss)	(18,755)	(844)
Net Unrealized Appreciation/Depreciation	16,042	668

Net Assets	$154,974	$4,430

Capital Shares Outstanding (Unlimited Number Authorized)	7,896	407

Net Asset Value Per Share – Investor Class	$19.63	$10.88

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)
Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $426,949)	$538,903
Receivable for Fund Shares Sold	477
Dividends and Interest Receivable	613
Other Assets	52

Total Assets	540,045

Liabilities:
Payable for Fund Shares Redeemed	11,785
Accrued Operating Expenses and Other Liabilities	249

Total Liabilities	12,034

Net Assets	$528,011

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$562,753
Undistributed Net Investment Income (Loss)	257
Accumulated Net Realized Gain (Loss)	(146,953)
Net Unrealized Appreciation/Depreciation	111,954

Net Assets	$528,011

Investor Class ($ and shares in full)
Net Assets	$465,228,210
Capital Shares Outstanding (Unlimited Number Authorized)	21,805,829

Net Asset Value Per Share	$21.33

Institutional Class ($ and shares in full)
Net Assets	$36,878,776
Capital Shares Outstanding (Unlimited Number Authorized)	1,722,315

Net Asset Value Per Share	$21.41

Advisor Class ($ and shares in full)
Net Assets	$6,068,028
Capital Shares Outstanding (Unlimited Number Authorized)	286,029

Net Asset Value Per Share	$21.21

Class K ($ and shares in full)
Net Assets	$19,835,797
Capital Shares Outstanding (Unlimited Number Authorized)	936,752

Net Asset Value Per Share	$21.17

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)
Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $1,983,545) (Including Repurchase Agreements of $325,086)	$2,635,068
Receivable for Securities Sold	42,800
Receivable for Fund Shares Sold	1,978
Dividends and Interest Receivable	576
Other Assets	262

Total Assets	2,680,684

Liabilities:
Payable for Securities Purchased	43,877
Written Options, at Value (Premiums Received of $534)	97
Payable for Fund Shares Redeemed	21,207
Payable Upon Return of Securities on Loan	86,476
Accrued Operating Expenses and Other Liabilities	755

Total Liabilities	152,412

Net Assets	$2,528,272

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,903,324
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(27,014)
Net Unrealized Appreciation/Depreciation	651,962

Net Assets	$2,528,272

Investor Class ($ and shares in full)
Net Assets	$2,389,496,092
Capital Shares Outstanding (Unlimited Number Authorized)	51,492,202

Net Asset Value Per Share	$46.40

Advisor Class ($ and shares in full)
Net Assets	$137,438,892
Capital Shares Outstanding (Unlimited Number Authorized)	3,006,858

Net Asset Value Per Share	$45.71

Class K ($ and shares in full)
Net Assets	$1,336,929
Capital Shares Outstanding (Unlimited Number Authorized)	28,659

Net Asset Value Per Share	$46.65

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)
	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends (net of foreign withholding taxes of $4 and $0)	$1,880	$67
Interest	2,318	2

Total Income	4,198	69
Expenses:
Investment Advisory Fees	929	29
Administrative Fees	500	12
Custodian Fees	32	2
Shareholder Servicing Costs	522	26
Reports to Shareholders	94	10
Professional Fees	44	12
Federal and State Registration Fees	27	17
Other	40	3

Total Expenses before Expense Waivers and Offsets	2,188	111
Expense Waivers and Offsets (Note 4)	(76)	(39)

Expenses, Net	2,112	72

Net Investment Income (Loss)	2,086	(3)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	13,196	520
Futures Contracts	(25)	—

Net Realized Gain (Loss)	13,171	520
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(4,485)	(157)
Futures Contracts	2	—

Net Change in Unrealized Appreciation/Depreciation	(4,483)	(157)

Net Gain (Loss) on Investments	8,688	363

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,774	$360

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)
Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $11)	$10,636
Interest	52

Total Income	10,688

Expenses (Note 4):
Investment Advisory Fees	3,391
Administrative Fees	1,663
Custodian Fees	39
Shareholder Servicing Costs	2,304
12b-1 Fees	17
Reports to Shareholders	431
Other	302

Total Expenses before Expense Waivers and Offsets	8,147
Expense Waivers and Offsets	(309)

Expenses, Net	7,838

Net Investment Income (Loss)	2,850

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	109,887
Net Change in Unrealized Appreciation/Depreciation	(67,388)

Net Gain (Loss) on Investments	42,499

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,349

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)
Strong Opportunity Fund
Income:
Dividends (net of foreign withholding taxes of $ 131)	$18,379
Interest	2,251

Total Income	20,630

Expenses (Note 4):
Investment Advisory Fees	19,392
Administrative Fees	7,756
Custodian Fees	150
Shareholder Servicing Costs	6,713
12b-1 Fees	337
Reports to Shareholders	1,107
Other	846

Total Expenses before Expense Waivers and Offsets	36,301
Expense Waivers and Offsets	(1,088)

Expenses, Net	35,213

Net Investment Income (Loss)	(14,583)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	428,692
Written Options	121
Foreign Currencies	(4)

Net Realized Gain (Loss)	428,809
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,439
Written Options	437
Foreign Currencies	1

Net Change in Unrealized Appreciation/Depreciation	2,877

Net Gain (Loss) on Investments	431,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$417,103

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Balanced Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$2,086	$2,364
Net Realized Gain (Loss)	13,171	17,341
Net Change in Unrealized Appreciation/Depreciation	(4,483)	15,228

Net Increase (Decrease) in Net Assets Resulting from Operations	10,774	34,933
Distributions from Net Investment Income	(2,151)	(2,605)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,604)	(41,388)

Total Increase (Decrease) in Net Assets	(53,981)	(9,060)
Net Assets:
Beginning of Year	208,955	218,015

End of Year	$154,974	$208,955

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(3)	$—
Net Realized Gain (Loss)	520	(336)
Net Change in Unrealized Appreciation/Depreciation	(157)	1,205

Net Increase (Decrease) in Net Assets Resulting from Operations	360	869
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	16	(1,086)

Total Increase (Decrease) in Net Assets	376	(217)
Net Assets:
Beginning of Year	4,054	4,271

End of Year	$4,430	$4,054

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$2,850	$2,534
Net Realized Gain (Loss)	109,887	18,558
Net Change in Unrealized Appreciation/Depreciation	(67,388)	142,318

Net Increase (Decrease) in Net Assets Resulting from Operations	45,349	163,410
Distributions:
From Net Investment Income:
Investor Class	(2,205)	(1,427)
Institutional Class	(468)	(858)
Advisor Class	(27)	(23)
Class K	(189)	(214)

Total Distributions	(2,889)	(2,522)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(269,437)	(84,622)

Total Increase (Decrease) in Net Assets	(226,977)	76,266
Net Assets:
Beginning of Year	754,988	678,722

End of Year	$528,011	$754,988

Undistributed Net Investment Income (Loss)	$257	$279

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Opportunity Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(14,583)	$(12,170)
Net Realized Gain (Loss)	428,809	(1,598)
Net Change in Unrealized Appreciation/Depreciation	2,877	908,575

Net Increase (Decrease) in Net Assets Resulting from Operations	417,103	894,807
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(738,928)	(656,258)

Total Increase (Decrease) in Net Assets	(321,825)	238,549
Net Assets:
Beginning of Year	2,850,097	2,611,548

End of Year	$2,528,272	$2,850,097

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.19	0.40	0.58	0.12	0.82
Net Realized and Unrealized Gains (Losses) on Investments	1.02	2.58	(2.77)	(2.99)	(1.53)	0.61

Total from Investment Operations	1.27	2.77	(2.37)	(2.41)	(1.41)	1.43
Less Distributions:
From Net Investment Income	(0.26)	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)
From Net Realized Gains	—	—	—	—	(1.33)	(0.75)

Total Distributions	(0.26)	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)

Net Asset Value, End of Period	$19.63	$18.62	$16.06	$18.84	$21.83	$24.77

Ratios and Supplemental Data
Total Return(c)	+6.86%	+17.36%	–12.65%	–11.03%	–5.60%	+5.66%
Net Assets, End of Period (In Millions)	$155	$209	$218	$300	$347	$372
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.3%	1.3%	1.2%	1.1%*	1.1%
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.3%	1.2%	1.1%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%	1.1%	2.3%	2.9%	3.3%*	3.2%
Portfolio Turnover Rate	147.5%	204.7%	225.5%	234.1%	45.1%	150.9%

STRONG LARGE CAP CORE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.01	$8.05		$11.01	$12.40	$13.85
Income From Investment Operations:
Net Investment Income (Loss)	(0.01)	—		(0.08)	(0.10)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	0.88	1.96		(2.88)	(1.29)	(1.19)

Total from Investment Operations	0.87	1.96		(2.96)	(1.39)	(1.28)
Less Distributions:
From Net Investment Income	—	—		—	—	—
From Net Realized Gains	—	—		—	—	(0.17)

Total Distributions	—	—		—	—	(0.17)

Net Asset Value, End of Period	$10.88	$10.01		$8.05	$11.01	$12.40

Ratios and Supplemental Data
Total Return(c)	+8.69%	+24.35%		–26.88%	–11.21%	–9.19%
Net Assets, End of Period (In Millions)	$4	$4		$4	$6	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.8%	3.0%		2.5%	2.7%	2.0%
Ratio of Expenses to Average Net Assets	1.8%	1.7%		1.8%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	(0.0	)(d)%	(0.9)%	(1.1)%	(0.8)%
Portfolio Turnover Rate	185.7%	105.5%		269.3%	196.4%	154.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.68	$15.85	$20.28		$25.37	$28.34		$25.26
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.04 (c)	0.02		(0.02)	(0.00	)(d)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.66	3.83	(4.45)		(5.07)	(2.65)		3.19

Total from Investment Operations	1.75	3.87	(4.43)		(5.09)	(2.65)		3.10
Less Distributions:
From Net Investment Income	(0.10)	(0.04)	(0.00	)(d)	—	—		—
From Net Realized Gains	—	—	—		—	(0.32)		(0.02)

Total Distributions	(0.10)	(0.04)	(0.00	)(d)	—	(0.32)		(0.02)

Net Asset Value, End of Period	$21.33	$19.68	$15.85		$20.28	$25.37		$28.34

Ratios and Supplemental Data
Total Return(e)	+8.88%	+24.44%	–21.83%		–20.06%	–9.33%		+12.29%
Net Assets, End of Period (In Millions)	$465	$633	$582		$886	$1,109		$1,228
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%		1.3%	1.1	%*	1.1%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.4%		1.3%	1.1	%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.2%	0.1%		(0.1)%	(0.0	)*(d)%	(0.4)%
Portfolio Turnover Rate(f)	135.5%	199.4%	187.8%		171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000 (g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.72	$15.92	$20.49		$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.16 (c)	0.15		0.08	(0.00	)(d)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	1.62	3.83	(4.49)		(5.05)	(2.63)		(0.75)

Total from Investment Operations	1.88	3.99	(4.34)		(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.19)	(0.19)	(0.23)		—	—		—
From Net Realized Gains	—	—	—		—	(0.32)		—

Total Distributions	(0.19)	(0.19)	(0.23)		—	(0.32)		—

Net Asset Value, End of Period	$21.41	$19.72	$15.92		$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return(e)	+9.59%	+25.26%	–21.22%		–19.52%	–9.24%		–2.54%
Net Assets, End of Period (In Millions)	$37	$84	$67		$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.8%	0.7%	0.7%		0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%		0.6%	0.6	%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	0.9%	0.9%		0.6%	0.1	%*	0.1%
Portfolio Turnover Rate(f)	135.5%	199.4%	187.8%		171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000 (b)		Oct. 31, 2000 (c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.57	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.05 (d)	0.04	(0.04)	(0.00	)(f)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	1.65	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	1.73	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.09)	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.09)	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$21.21	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return(e)	+8.85%	+24.42%	–21.67%	–20.22%	–9.35%		–2.95%
Net Assets, End of Period (In Millions)	$6	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.4%	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.3%	0.2%	(0.3)%	(0.2	)*%	(0.7)*%
Portfolio Turnover Rate(h)	135.5%	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.52	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.11 (d)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	1.63	3.79	(4.46)

Total from Investment Operations	1.82	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.17)	(0.13)	(0.18)

Total Distributions	(0.17)	(0.13)	(0.18)

Net Asset Value, End of Period	$21.17	$19.52	$15.75

Ratios and Supplemental Data
Total Return(e)	+9.35%	+24.90%	–21.47%
Net Assets, End of Period (In Millions)	$20	$30	$19
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.1%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	0.9%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.6%	0.7%
Portfolio Turnover Rate(h)	135.5%	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.45	$28.70		$39.29	$42.35		$44.69
Income From Investment Operations:
Net Investment Income (Loss)	(0.26)	(0.14	)(b)	(0.08)	0.07		0.17
Net Realized and Unrealized Gains (Losses) on Investments	7.21	10.89		(10.51)	(2.11)		3.30

Total from Investment Operations	6.95	10.75		(10.59)	(2.04)		3.47
Less Distributions:
From Net Investment Income	—	—		—	(0.07)		(0.17)
From Net Realized Gains	—	—		—	(0.95)		(5.64)

Total Distributions	—	—		—	(1.02)		(5.81)

Net Asset Value, End of Period	$46.40	$39.45		$28.70	$39.29		$42.35

Ratios and Supplemental Data
Total Return(c)	+17.62%	+37.46%		–26.95%	–4.80%		+8.57%
Net Assets, End of Period (In Millions)	$2,389	$2,709		$2,507	$3,664		$3,337
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%		1.4%	1.3%		1.2%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.4%	1.3%		1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%	(0.4)%		(0.2)%	0.2%		0.5%
Portfolio Turnover Rate(d)	41.7%	60.2%		70.9%	87.8%		86.5%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$38.94	$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.34)	(0.19	)(b)	(0.11)	(0.06	)(b)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	7.11	10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	6.77	10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—	—		—	(0.09)		(0.28)
From Net Realized Gains	—	—		—	(0.95)		(5.64)

Total Distributions	—	—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$45.71	$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return(c)	+17.39%	+37.26%		–27.11%	–5.08%		+12.10%
Net Assets, End of Period (In Millions)	$137	$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.6%		1.6%*	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6%	1.6%		1.6%*	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.6)%		(0.4)%*	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	41.7%	60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002 (b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.58	$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)	(0.06	)(c)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	7.21	10.91		(0.77)

Total from Investment Operations	7.07	10.85		(0.75)
Less Distributions:
From Net Investment Income	—	—		—

Total Distributions	—	—		—

Net Asset Value, End of Period	$46.65	$39.58		$28.73

Ratios and Supplemental Data
Total Return(d)	+17.86%	+37.77%		–2.54%
Net Assets, End of Period (In Millions)	$1	$0	(e)	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2%	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.2)%		0.2%*
Portfolio Turnover Rate(f)	41.7%	60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class, and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the official close price (if published) and, if no official close price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. The price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Strong Funds held no restricted securities that were deemed illiquid at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Balanced Fund, and Strong Opportunity Fund had securities with a market value of $14,147,238, and $84,274,530, respectively, on loan and had received $14,451,839, and $86,476,263, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $22,062, $13,641, and $97,568 for Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balance Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The investment advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 0.99%, and 1.20%, respectively. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Funds from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, and Class K shares are paid at an annual rate of 0.015%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Balance Fund	$41,101	$523,045	$6,569	$7,640
Strong Large Cap Core Fund	2,140	26,307	206	1,002
Strong Growth and Income Fund	163,816	2,307,656	18,045	28,180
Strong Opportunity Fund	539,593	6,723,018	34,424	111,268

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$1,562,947	$2,226,571	$350,984	$—	$14,128
Institutional Class	12,340	9,423	66,688	—	5,259
Advisor Class	19,997	13,407	4,468	16,664	1,102
Class K	67,805	54,244	8,607	—	1,568
Strong Opportunity Fund
Investor Class	7,349,226	6,440,381	1,017,635	—	41,006
Advisor Class	404,271	270,503	88,940	336,892	2,940
Class K	2,842	2,277	109	—	336

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(59,689)	$(16,307)	$(159)
Strong Large Cap Core Fund	(34,600)	(4,533)	—
Strong Growth and Income Fund
Investor Class	(16,541)	—	—
Institutional Class	(1,323)	—	—
Class K	(586)	—	—
Advisor Class	(30,620)	—	—
Fund Level	(176,020)	(83,731)	(629)
Strong Opportunity Fund
Investor Class	(99,661)	—	—
Advisor Class	(9,628)	—	—
Class K	(861)	—	—
Fund Level	(758,499)	(217,831)	(1,285)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund had no borrowings under the LOC during the year. Strong Balanced Fund, Strong Large Cap Core Fund and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. At December 31, 2004 there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the year ended December 31, 2004 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$65,466,765	$180,430,918	$69,844,692	$236,922,750
Strong Large Cap Core Fund	—	7,050,108	—	7,354,215
Strong Growth and Income Fund	—	833,505,531	—	1,102,859,834
Strong Opportunity Fund	—	1,023,576,010	—	1,997,539,461

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Balanced Fund	$154,304,467	$15,492,375	$(356,157)	$15,136,218	$—	$—
Strong Large Cap Core Fund	3,753,248	668,404	—	668,404	—	—
Strong Growth and Income Fund	433,730,729	105,171,990	—	105,171,990	257,010	—
Strong Opportunity Fund	1,996,010,436	639,494,312	(436,838)	639,057,474	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Balanced Fund	$2,151,090	$—	$17,848,948	$—	$2,604,962	$—
Strong Large Cap Core Fund	—	—	844,067	—	—	—
Strong Growth and Income Fund	2,889,458	—	140,026,264	—	2,522,045	—
Strong Opportunity Fund	—	—	14,471,353	—	—	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Balanced Fund 83.5%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0%, and Strong Opportunity Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Balanced Fund 80.9%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0%, and Strong Opportunity Fund 0.0%.

Strong Balanced Fund, Strong Large Cap Core, Strong Growth and Income Fund, and Strong Opportunity Fund utilized $11,109,854, $485,173, $91,056,932, and $400,236,414, respectively, of their capital loss carryovers during the year ended December 31, 2004.

8.	Capital Share Transactions

	Strong Balanced Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$26,599,270	$32,626,685
Transfer in from Merger (Note 9)	—	5,544,540
Proceeds from Reinvestment of Distributions	2,073,183	2,514,411
Payment for Shares Redeemed	(91,276,705)	(82,073,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(62,604,252)	$(41,388,177)

Transactions in Shares of the Fund Were as Follows:
Sold	1,407,580	1,911,180
Transfer in from Merger (Note 9)	—	348,494
Issued in Reinvestment of Distributions	108,957	144,599
Redeemed	(4,840,528)	(4,758,107)

Net Increase (Decrease) in Shares of the Fund	(3,323,991)	(2,353,834)

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$1,222,482	$938,346
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,206,237)	(2,023,881)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$16,245	$(1,085,535)

Transactions in Shares of the Fund Were as Follows:
Sold	120,843	107,906
Issued in Reinvestment of Distributions	—	—
Redeemed	(118,728)	(233,342)

Net Increase (Decrease) in Shares of the Fund	2,115	(125,436)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$56,766,975	$203,112,596
Proceeds from Reinvestment of Distributions	2,160,572	1,392,195
Payment for Shares Redeemed	(264,359,525)	(289,307,195)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(205,431,978)	(84,802,404)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	10,067,845	16,100,601
Proceeds from Reinvestment of Distributions	409,578	705,353
Payment for Shares Redeemed	(60,154,178)	(17,235,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(49,676,755)	(429,398)

ADVISOR CLASS
Proceeds from Shares Sold	884,899	1,932,654
Proceeds from Reinvestment of Distributions	27,101	23,212
Payment for Shares Redeemed	(3,971,072)	(5,560,191)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,059,072)	(3,604,325)

CLASS K
Proceeds from Shares Sold	16,023,072	15,545,119
Proceeds from Reinvestment of Distributions	86,153	114,699
Payment for Shares Redeemed	(27,378,853)	(11,445,984)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,269,628)	4,213,834

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(269,437,433)	$(84,622,293)

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,839,780	11,952,254
Issued in Reinvestment of Distributions	103,138	79,360
Redeemed	(13,312,831)	(16,571,248)

Net Increase (Decrease) in Shares	(10,369,913)	(4,539,634)

INSTITUTIONAL CLASS
Sold	507,260	939,263
Issued in Reinvestment of Distributions	20,235	40,748
Redeemed	(3,043,024)	(951,684)

Net Increase (Decrease) in Shares	(2,515,529)	28,327

ADVISOR CLASS
Sold	44,541	115,023
Issued in Reinvestment of Distributions	1,314	1,344
Redeemed	(200,817)	(331,631)

Net Increase (Decrease) in Shares	(154,962)	(215,264)

CLASS K
Sold	812,188	926,705
Issued in Reinvestment of Distributions	4,251	6,709
Redeemed	(1,393,806)	(643,521)

Net Increase (Decrease) in Shares	(577,367)	289,893

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Opportunity Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$256,753,792	$531,529,373
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(971,891,509)	(1,184,570,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(715,137,717)	(653,041,322)

ADVISOR CLASS
Proceeds from Shares Sold	24,631,677	38,084,933
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(49,440,738)	(40,603,841)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,809,061)	(2,518,908)

CLASS K
Proceeds from Shares Sold	1,580,103	198,407
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(561,170)	(896,534)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,018,933	(698,127)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(738,927,845)	$(656,258,357)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	6,141,602	16,208,728
Issued in Reinvestment of Distributions	—	—
Redeemed	(23,338,250)	(34,871,478)

Net Increase (Decrease) in Shares	(17,196,648)	(18,662,750)

ADVISOR CLASS
Sold	594,636	1,179,895
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,196,366)	(1,234,407)

Net Increase (Decrease) in Shares	(601,730)	(54,512)

CLASS K
Sold	37,908	6,374
Issued in Reinvestment of Distributions	—	—
Redeemed	(12,904)	(24,791)

Net Increase (Decrease) in Shares	25,004	(18,417)

9.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 and December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Strong Core Funds:

We have audited the accompanying statements of assets and liabilities of Strong Balanced Fund, Strong Large Cap Core Fund, Strong Growth and Income Fund and Strong Opportunity Fund (all four collectively constituting Strong Core Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Balanced Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Balanced Fund into the Wells Fargo Advantage Balanced Fund.

For	Against	Abstain
5,287,198.603	181,624.173	74,027.969

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,252,675.281	194,669.500	95,505.964

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,246,223.444	201,898.830	94,728.471

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,542,850.745	—	—

Results of Special Meeting of Shareholders of Strong Large Cap Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Large Cap Core Fund into the Wells Fargo Advantage Growth and Income Fund.

For	Against	Abstain
222,056.215	5,455.169	4,611.455

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
215,565.487	11,310.945	5,246.407

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
215,422.070	11,529.945	5,170.824

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
232,122.839	—	—

Results of Special Meeting of Shareholders of Strong Growth and Income Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Growth and Income Fund into the Wells Fargo Advantage Growth and Income Fund.

For	Against	Abstain
16,163,142.481	556,325.046	382,462.241

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
16,069,549.151	584,015.336	448,365.281

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
16,060,686.235	582,725.347	458,518.186

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
17,101,929.768	—	—

Results of Special Meeting of Shareholders of Strong Opportunity Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Opportunity Fund into the Wells Fargo Advantage Opportunity Fund.

For	Against	Abstain
29,549,187.473	1,031,060.571	776,287.190

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
29,429,649.472	1,069,394.935	857,490.827

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
29,387,106.297	1,081,478.969	887,949.968

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
31,356,535.234	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48466 02-05

ACOR/WH2057 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Balanced Fund, Inc.	$6,773	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Balanced Fund, Inc.	$18,281	$0	$4,268	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Balanced Fund, Inc., on behalf of Strong Balanced Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005